UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2017

EQUINIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-31293	77-0487526
(Commission File Number)	(I.R.S. Employer Identification No.)
One Lagoon Drive, Redwood City, California 94065
(Address of Principal Executive Offices) (Zip Code)
(650) 598-6000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Equinix, Inc. (“Equinix”) is filing this Current Report on Form 8-K as required to recast certain information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2017 (the “2016 Form 10-K”), to present recast consolidated financial statements, which include recast consolidated statements of cash flows resulting from Equinix’s retrospective adoption of new accounting pronouncements described below in the first quarter of fiscal 2017. The adoption of these standards had no impact on the consolidated balance sheets, consolidated statements of operations, consolidated statements of comprehensive income (loss), and consolidated statements of stockholders’ equity and other comprehensive income (loss).

During the first quarter of fiscal 2017, Equinix adopted the following new accounting pronouncements: Accounting Standards Update No. 2016-05, Derivatives and Hedging (Topic 815), Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships (“ASU 2016-05”), Accounting Standards Update No. 2016-06, Derivatives and Hedging (Topic 815), Contingent Put and Call Options in Debt Instruments (“ASU 2016-06”), Accounting Standards Update No. 2016-09 Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”), Accounting Standards Update No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), Accounting Standards Update No. 2016-17, Consolidation (Topic 810): Interests Held through Related Parties That Are under Common Control (“ASU 2016-17”) Accounting Standards Update No. 2016-18 Statement of Cash Flows (Topic 230): Restricted Cash (“ASU 2016-18”) and Accounting Standards Update No. 2016-19, Technical Corrections and Improvements (“ASU 2016-19”).

ASU 2016-05 clarifies that a change in the counterparty to a derivative instrument that has been designated as a hedging instrument under Topic 815 does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. The adoption of this standard did not impact Equinix’s consolidated financial statements.

ASU 2016-06 clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. An entity performing the assessment under the amendments in this ASU is required to assess the embedded call (put) options solely in accordance with a four-step decision sequence. The adoption of this standard did not impact Equinix’s consolidated financial statements.

ASU 2016-09 simplifies several areas of the accounting for share-based payment award transactions, including (a) income tax consequences; (b) classification of awards as either equity or liabilities; and (c) classification on the statement of cash flows. As a part of the adoption of this standard, stock compensation awards will have a more dilutive effect on Equinix’s earnings per share prospectively. Excess tax benefits that were not previously recognized, as well as valuation allowance recognized or deferred tax assets as a result of the adoption of this standard, were recorded on a modified retrospective basis through cumulative-effect adjustments to retained earnings at the beginning of 2017. In addition, cash flows related to excess tax benefits is no longer separately classified as financing activities apart from other income tax cash flow. Equinix applied this part of the guidance retrospectively, which resulted in adjustments to both net cash provided by operating activities and net cash provided by (used in) financing activities for the periods presented in Equinix’s consolidated financial statements.

ASU 2016-15 provides guidance on the classification of eight cash flow issues to reduce the existing diversification in practice, including (a) debt prepayment or debt extinguishment costs; (b) settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing; (c) contingent consideration payments made after a business combination; (d) proceeds from settlement of insurance claims; (e) proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies; (f) distributions received from equity method investees; (g) beneficial interests in securitization transactions; and (h) separately identifiable cash flows and application of the predominance principle. The adoption of this standard did not impact Equinix’s consolidated statements of cash flows.

ASU 2016-17 alters how a decision maker needs to consider indirect interests in a variable interest entity (“VIE”) held through an entity under common control. Under this ASU, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The adoption of this standard did not impact Equinix’s consolidated financial statements as it does not hold any interests in a VIE through related parties that are under common control.

ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This standard has been applied retrospectively to the periods presented in Equinix’s consolidated statements of cash flows.

ASU 2016-19 covers a wide range of Topics in the Accounting Standards Codification. The adoption of this standard did not impact Equinix’s consolidated financial statements.

The following information included in the 2016 Form 10-K has been added to or retrospectively adjusted from the previous presentation:

•	Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Item 15 (a)(1) and beginning on page F-1

The Part II, Item 6, Selected Financial Data and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the 2016 Form 10-K are not being revised or retrospectively adjusted to reflect changes made to Equinix’s financial statement presentation.  Accordingly, certain financial information set forth therein is not consistent with that set forth in Equinix’s recast financial statement presentation. The recast consolidated financial information contained in the exhibit hereto does not represent a restatement of Equinix’s previously issued consolidated financial statements that were included in the 2016 Form 10-K.

Except as specifically noted herein and in the attached exhibits, this Current Report on Form 8-K does not reflect events or developments that occurred after February 27, 2017, the date on which Equinix filed the 2016 Form 10-K with the SEC, and does not modify or update the disclosures in any way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in the 2016 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is contained in Equinix’s Quarterly Report on Form 10-Q for the period ended March 31, 2017 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2016 Form 10-K. Revisions to the 2016 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the 2016 Form 10-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Item 15(a)(1), from Equinix’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 27, 2017

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: August 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Item 15(a)(1), from Equinix’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on February 27, 2017

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document